Exhibit 10.7
                           TITANIUM METALS CORPORATION

                              AMENDED AND RESTATED
                  1996 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

               AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 23, 1999

         1. PURPOSE. The purpose of the Amended and Restated 1996 Non-Employee Director Compensation Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors.

         2.       DEFINITIONS.

(a)      "Board" shall mean the Board of Directors of the Company.

(b) "Cause" shall mean any misappropriation of the assets of the Company or any of its Subsidiaries resulting in material loss to such entity.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(d) "Company" shall mean Titanium Metals Corporation, a Delaware corporation.

(e) "Director" shall mean any person serving as a member of the Board.

(f) "Disability" shall mean the condition of a Grantee who is unable to engage in any substantial gainful activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(g) "Eligible Directors" shall mean those Directors eligible to participate in the Plan pursuant to Section 4.

(h) "Fair Market Value" shall mean the last reported sale price of Stock on the NASDAQ National Market (or other exchange upon which the Stock is traded as of the date of determination).

(i) "Grantee" shall mean an Eligible Director who has been granted an Option.

(j) "Ineligible Directors" shall mean those Directors who are not Eligible Directors.

(k) "Meeting Fees" shall mean the fees to be paid to each Eligible Director for such Eligible Director's attendance at a regular or special meeting of the Board or Board committee, as follows:

                                                         ATTENDED IN PERSON          ATTENDED BY TELEPHONE
                          Board Meeting                            $1,000                         $350

                          Committee Meeting--

                          Chair only                               $2,000                         $700

                          Committee Meeting--Non-Chair

                          Members                                  $1,000                         $350

(l) "Option" shall mean an option to purchase shares of Stock, granted pursuant to the Plan and subject to the terms and conditions described in the Plan. Options shall not be incentive stock options within the meaning of Code Section 422A.

(m) "Optionee" shall mean a person who holds an Option.

(n)  "Parent"  shall mean a  corporation  of the type  defined  in Code  Section
424(e).

(o) "Plan" shall mean this Amended and Restated 1996 Non-Employee Director Compensation Plan, as it may be amended from time to time pursuant to
         Section 9.

(p) "Retainer" shall mean a retainer paid annually to Eligible Directors which shall equal $15,000 in cash plus 500 shares of Stock.

(q) "Stock" shall mean the Company's $.01 par value common stock.

(r) "Subsidiary" shall mean a corporation of the type defined in Code Section 424(f).

3. ADMINISTRATION. The Plan shall be administered by the Ineligible Directors. The amount and nature of the awards to be granted under the Plan, including grants of Options, shall be automatic as described in Section 7. The Ineligible Directors, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination, or other action made or taken by the Ineligible Directors shall be final, binding, and conclusive. A majority of the total number of Ineligible Directors shall constitute a quorum for purposes of any action by the Ineligible Directors, and the vote of a majority of the Ineligible Directors present at a meeting of the Ineligible Directors at which a quorum is present shall be the act of the Ineligible Directors. Any action reduced to writing and signed by all of the Ineligible Directors shall be as fully effective as if it had been taken by a vote at a meeting of the Ineligible Directors duly called and held. None of the Ineligible Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

     4. ELIGIBILITY. All Directors of the Company shall be eligible to participate in the Plan unless they are employees of the Company or any Subsidiary or Parent of the Company.

5.       SHARES SUBJECT TO THE PLAN

(A) CLASS. The shares which are to be made the subject of awards granted under the Plan shall be the Company's authorized but unissued Stock. In connection with the issuance of Stock under the Plan, the Company may repurchase Stock in the open market or otherwise.

(B) AGGREGATE AMOUNT. The total number of shares of Stock authorized under the Plan shall not exceed 62,500 (subject to adjustment under Section 10(c)). If any outstanding Option under the Plan expires or is terminated for any reason, then the Stock allocable to the unexercised portion of such Option shall not be charged against the limitation of this Section 5(b) and may again become the subject of an Option granted under the Plan.

6.       RETAINER\MEETING COMPENSATION.

(A) RETAINER. The cash amount of the Retainer shall be paid, and certificates for the Stock portion of the Retainer shall be delivered, to Eligible Directors on or as soon as practicable following the annual meeting of the stockholders of the Company, in each such case to the Eligible directors elected at such meeting. Such certificates shall be registered in the name of the Eligible Director, and all Stock so issued shall be fully paid and nonassessable. The Company shall pay any issuance or transfer taxes with respect to the issuance of Stock.

(B) MEETING FEES. Meeting Fees shall be paid in cash on or as soon as practicable after any regular or special meeting attended by an Eligible Director.

         7. TERMS, CONDITIONS AND FORM OF OPTIONS. Each Option granted under the Plan shall be evidenced by a written agreement substantially in the form attached hereto or in such other form as the Ineligible Directors shall from time to time approve, which agreements shall be executed by a duly authorized officer of the Company and shall comply with and be subject to the following terms and conditions:

(A) OPTION GRANT DATES. Commencing in 1999, Options shall be granted automatically to each Eligible Director elected at the annual meeting of stockholders of the Company as of the date of such meeting.

(B) OPTION FORMULA. Each Eligible Director shall receive an Option to purchase 5,000 shares of Stock on the grant date of the Option without further action by the Board or the Ineligible Directors.

(C) PERIOD OF OPTIONS. Options shall vest and become exercisable on the first anniversary of grant date of the Option; and Options shall terminate and cease to be exercisable on the tenth anniversary of the grant date of the Option (subject to prior termination as provided in Sections 7(g) and (h) below).

(D) OPTION PRICE. The exercise price of each Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

     (E) EXERCISE OF OPTIONS. Vested and exercisable Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office accompanied either (i) by cash payment of the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option, or (ii) written direction to deliver the shares of Stock being acquired upon exercise of the Option to a registered broker dealer with instruction to sell such shares for the account of Optionee, and to remit to the Company out of such sale proceeds a cash payment equal to the aggregate exercise price for all shares of Stock being acquired upon exercise of the Option. Such Option shall be deemed to have been exercised on the date both such required items have been received by the Company.

     (F) TRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution; provided, however, that the Ineligible Directors may determine to grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members, and may amend outstanding Options to provide for such transferability. No interest of any Optionee in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

     (G) DEATH OR DISABILITY OF GRANTEE. If a Grantee dies or terminates performance of services as a Director because of Disability, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and unexercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c), or (ii) one year after the date of Grantee's death or termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. In the case of death, an Option may be exercised by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

(H)      TERMINATION OF SERVICES AS DIRECTOR.

     (i) If a Grantee's performance of services for the Company and its Subsidiaries shall terminate for any reason other than death or Disability or termination of services as a Director for Cause, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and exercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c) or (ii) three months after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate.

                           (ii) If a  Grantee's  performance  of  services  as a
                  Director is terminated for Cause, any unvested and unexercisable Option granted to such Grantee shall terminate as of the date of such termination of services. All Options previously granted to such Grantee which are, as of the date of such termination of services, vested and exercisable, may be exercised at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c) or (ii) one month after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. For this purpose of the Plan and any Option agreement, such Grantee's service shall be deemed to have terminated on the earlier of (A) the date when the Grantee's service in fact terminated or (B) the date when such Grantee received written notice that his service is to terminate for Cause.

                  (I) NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to any Stock subject to an Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

         8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to transfer shares under such Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Optionees, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

         9. AMENDMENT AND DISCONTINUANCE. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, the Plan shall not be amended without the consent of the shareholders of the Company to the extent such consent is required under Rule 16b-3, Section 162(m) of the Code or any stock exchange or market quotation system on which the Stock is then listed or quoted. Except where approval of the Board is required by applicable law, the power of the Board to amend, suspend or discontinue the Plan shall be exercised by the Ineligible Directors.

10.      GENERAL PROVISIONS.

(A) ASSIGNABILITY. The rights and benefits under the Plan shall not be assignable or transferable by an Eligible Director other than by will or by the laws of descent and distribution, and, except as otherwise determined by the Ineligible Directors, during the lifetime of the Grantee, Options granted under the Plan shall be exercisable only by the Grantee.

(B) TERMINATION OF PLAN. No Options may be granted under the Plan after May 18, 2006 (or if such date is not a business day, on the next succeeding business day). The Plan shall automatically terminate on the date all Options granted under the Plan have been exercised or have terminated or expired.

(C) ADJUSTMENTS IN EVENT OF CHANGE IN STOCK. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Stock, the number and class of shares subject to outstanding Options, the exercise price per share, and any other terms of the Plan or the Options which in the Ineligible Directors' sole discretion require adjustment shall be appropriately adjusted consistent with such change in such manner as the Ineligible Directors may deem appropriate.

(D) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

(E) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Plan.

(F) NON-STATUTORY OPTIONS. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under
         Section 422A of the Code.

(G) EFFECTIVE DATE OF THE PLAN. The Plan originally took effect on May 8, 1996 (ten days following last adoption by the stockholders of the Company on May 8, 1996). The Plan was originally adopted by the Board on March 29, 1996, was subsequently amended by the Board on April 15, 1996, and was amended and restated by the Board on February 14, 1997, February 19, 1998, May 19, 1998, and February 23, 1999. The Plan was originally adopted by the stockholders of the Company on March 29, 1996, and again on May 8, 1996 following the amendment of the Plan by the Board.

(H) EFFECT OF AMENDMENT AND RESTATEMENT OF THE PLAN. This amended and restated version of the Plan shall amend and supersede in its entirety previous versions of the Plan, provided, however, that such amendment and restatement is not intended to affect the validity of any actions taken under previous versions of the Plan, as summarized on Exhibit A hereto.

(I) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Colorado and construed accordingly.

(J) VARIATION OF PRONOUNS. All pronouns and any variations thereof contained herein shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.


                                                     EXHIBIT A
                                        HISTORY OF PLAN ACTIONS/AMENDMENTS
                                                                                  MEETING FEES
                                               RETAINER                     (In Person/By Telephone)             OPTIONS
                                   ----------------------------------   ----------------------------------  ------------------
                                                                                    Committee Meeting
                                                                                  -------------------------
                                                                                               Non-Chair      Number @ Price/

                                   Amount of Cash/   # of Shares/       Board        Committee   Committee          Term/
   DATE             ACTION             Date Paid        Date Paid       Meeting      Chair only     Member       Date Issued
  3-29-96        Plan Adopted      $8,000/           $8,000 in          $1,000/                             625 @ IPO price
                                   IPO closing then  shares               $350                              then at FMV/
                                   1ST business day  (rounded to                                            5 years/
                                   of year           next 100)/                                             IPO Closing then
                                                     IPO CLOSING                                            3RD business day
                                                     THEN 1ST                                               after earnings
                                                     business day                                           release
                                                     of year

  4-15-96        Plan Amended                        400 shares/
                                                     IPO closing
                                                     THEN 1ST
                                                     business day
                                                     of year


  2-14-97        Plan Amended      $8,000/           400 shares/                                            1,500 @ FMV/
                                   Annual Meeting    Annual Meeting                                         10 years/

                                                                                                            3RD business day

                                                                                                            after earnings

                                                                                                            release

  2-19-98        Plan Amended                                                                               1,500 @ FMV/
                                                                                                            10 years/
                                                                                                            Annual Meeting

  5-19-98        Plan Amended      $15,000/          500 shares/                   $2,000/     $1,000/
                                   Annual Meeting    Annual Meeting                 $700         $350


  2-23-99        Plan Amended                                                                               5,000 @ FMV/
                                                                                                            10 years/
                                                                                                            Annual Meeting
